                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4841
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                           MFS MUNICIPAL INCOME TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: October 31
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                   Date of reporting period: October 31, 2006
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) MUNICIPAL INCOME TRUST

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT


                                                                       10/31/06
                                                                       MFM-ANN

MFS(R) MUNICIPAL
INCOME TRUST

LETTER FROM THE CEO                                            1
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PORTFOLIO COMPOSITION                                          2
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MANAGEMENT REVIEW                                              3
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PORTFOLIO MANAGERS' PROFILES                                   5
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PERFORMANCE SUMMARY                                            6
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                   8
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PORTFOLIO OF INVESTMENTS                                       9
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FINANCIAL STATEMENTS                                          33
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NOTES TO FINANCIAL STATEMENTS                                 38
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM       46
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RESULTS OF SHAREHOLDER MEETING                                47
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TRUSTEES AND OFFICERS                                         48
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                 54
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PROXY VOTING POLICIES AND INFORMATION                         58
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QUARTERLY PORTFOLIO DISCLOSURE                                58
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FEDERAL TAX INFORMATION                                       58
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MFS(R) PRIVACY NOTICE                                         59
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CONTACT INFORMATION                                   BACK COVER
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TRUST OBJECTIVE: The Trust seeks to provide high current income exempt from Federal income taxes.

New York Stock Exchange Symbol: MFM

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
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
LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Municipal Bonds                           100.2%
              Cash & Other Net Assets                    -0.2%

              TOP FIVE INDUSTRIES (i)

              Healthcare Revenue - Hospitals             28.9%
              ------------------------------------------------
              Healthcare Revenue - Long Term
              Care                                        8.2%
              ------------------------------------------------
              Utilities - Investor Owned                  6.8%
              ------------------------------------------------
              Industrial Revenue - Airlines               5.5%
              ------------------------------------------------
              Tobacco                                     4.7%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        15.6%
              ------------------------------------------------
              AA                                          2.7%
              ------------------------------------------------
              A                                          10.5%
              ------------------------------------------------
              BBB                                        32.1%
              ------------------------------------------------
              BB                                          6.9%
              ------------------------------------------------
              B                                           7.3%
              ------------------------------------------------
              CCC                                         4.1%
              ------------------------------------------------
              Not Rated                                  20.8%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                        5.9
              ------------------------------------------------
              Average Life (m)                      15.9 yrs.
              ------------------------------------------------
              Average Maturity (m)                  18.1 yrs.
              ------------------------------------------------
              Average Credit Quality of
              Rated Securities (long-term) (a)           BBB+
              ------------------------------------------------
              Average Credit Quality of
              Rated Securities (short-term) (a)           A-1
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/06.

From time to time "Cash & Other Net Assets" may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets, including preferred shares, as of 10/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

MFS Municipal Income Trust is a closed-end fund and maintains a portfolio that includes investments in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, the interest on which is exempt from federal income tax.

For the twelve months ended October 31, 2006, shares of the MFS Municipal Income Trust provided a total return of 8.24%, at net asset value. This compares with a return of 5.76% for the trust's benchmark, the Lehman Brothers Municipal Bond Index.

CONTRIBUTORS TO PERFORMANCE

The trust's overweighted position in the strong-performing health care sector boosted relative performance. Security selection in the health care, industrials, transportation, and utilities sectors also helped.

Relative results were positively impacted by credit quality. The trust benefited from its exposure to "BBB" rated(s) bonds which outperformed higher-quality issues over the period. Our positions in non-investment-grade debt, which is not held by the benchmark, also aided relative returns.

DETRACTORS FROM PERFORMANCE

The trust's positioning along the yield curve(y) detracted from relative performance. Compared with our benchmark, the trust was underweighted in bonds on the long end of the curve (represented by bonds with durations(d) of 8-to-25 years). On a relative basis, our underweighting in longer-maturity bonds hurt returns as long-term municipal bond rates declined during the period, most notably on the lower-quality securities.

Respectfully,

Gary A. Lasman                                Geoffrey L. Schechter
Portfolio Manager                             Portfolio Manager

Note to Shareholders: Effective April 2006, Gary A. Lasman became a co-manager of the fund.

(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y) A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PORTFOLIO MANAGERS' PROFILES

Geoffrey L. Schechter, CFA, CPA, is a Senior Vice President of MFS Investment Management (MFS) and a Municipal Fixed Income Portfolio Manager. He also manages several other government bond portfolios for MFS. He joined MFS as a portfolio manager, and named Senior Vice President in 2002. Geoffrey is a graduate of the University of Texas and has an M.B.A. degree from Boston University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Gary A. Lasman, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and is a Municipal Fixed Income Portfolio Manager. Prior to joining the firm in 2002, Gary served as an Assistant Portfolio Manager and Senior Municipal Analyst for Liberty Funds Group. Prior to that he served as a Vice President for Thomson Financial Services and a Senior Account Manager for The Industrial Indemnity Financial Corporation. Gary is a graduate of the University of California and has an M.B.A. from the University of Chicago. He is a member of the Boston Security Analysts Society, Inc. and National Federation of Municipal Analysts.

Note to Shareholders: Effective April 2006, Gary Lasman became co-manager of the fund.

PERFORMANCE SUMMARY THROUGH 10/31/06

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

Year ended 10/31/06

                                               Date                    Price
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Net Asset Value                               10/31/06                   $8.06
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                                              10/31/05                   $7.92
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New York Stock Exchange Price                 10/31/06                   $8.20
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                                               3/09/06  (high) (t)       $8.39
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                                              11/14/05  (low) (t)        $7.54
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                                              10/31/05                   $8.27
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TOTAL RETURNS VS BENCHMARK

Year ended 10/31/06

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New York Stock Exchange Price (r)                                        5.41%
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Net Asset Value (r)                                                      8.24%
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Lehman Brothers Municipal Bond Index (f)                                 5.76%
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(f) Source: FactSet Research Systems Inc.

(r) Includes reinvestment of dividends and capital gain distributions.

(t) For the period November 1, 2005 through October 31, 2006.

INDEX DEFINITION

Lehman Brothers Municipal Bond Index - a market-value-weighted index representative of the tax-exempt bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value.

When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

KEY RISK CONSIDERATIONS

The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Municipal instruments can be volatile and significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers and/or insurers of municipal instruments. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated. Each portfolio's performance will be closely tied to the economic and political conditions in its state and will be more volatile than the performance of a more geographically diversified portfolio. These conditions may include constitutional or statutory limits on an issuer's ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state. Because MFS may invest a relatively large percentage of the portfolio's assets in issuers located in a single country or a small number of countries, the portfolio's performance could be closely tied to the market, economic, political or regulatory conditions and developments in those countries and could be more volatile than the performance of more geographically diversified portfolios. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the prospectus for further information regarding these and other risks considerations.

These risks may increase share price volatility.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

The trust has amended the plan to appoint Computershare Trust Company, N.A. (the Transfer Agent for the trust as of December 18, 2006) as agent for the plan. The effective date for the amendment is May 1, 2007. Under the terms of the plan, if you do not withdraw from the plan prior to May 1, 2007, you will be deemed to accept the appointment of Computershare Trust Company, N.A. as your agent under the plan.

PORTFOLIO OF INVESTMENTS
10/31/06

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Municipal Bonds - 141.0%
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ISSUER                                                                                   SHARES/PAR             VALUE ($)
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Airport & Port Revenue - 4.4%
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
Chicago, IL, O'Hare International Airport Rev., RITES, XLCA, 7.024%, 2022 (v)(z)       $  1,500,000         $   1,812,150
New York, NY, City Industrial Development Agency, Special Facilities Rev.
(Terminal One Group), 5.5%, 2024                                                            275,000               298,235
Oklahoma City, OK, Airport Trust Rev., FSA, 5.75%, 2016                                   3,125,000             3,324,688
Port Authority, NY, Special Obligations Rev. (JFK
International), MBIA, 5.75%, 2022                                                         7,000,000             7,273,210
Seattle, WA, Airport Trust Rev., FGIC, 5.625%, 2018                                       1,500,000             1,603,515
                                                                                                            -------------
                                                                                                            $  14,311,798
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General Obligations - General Purpose - 2.1%
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Kane Kendall County, IL, Capital Appreciation, "E", FGIC, 0%, 2023                     $  1,945,000         $     860,682
Kane Kendall County, IL, Capital Appreciation, "E", FGIC, 0%, 2025                        1,915,000               757,612
Lake County, IL, Land Acquisition & Development, 5.75%, 2017                              1,000,000             1,077,570
New York, NY, "M", 5%, 2035                                                               3,800,000             3,988,670
                                                                                                            -------------
                                                                                                            $   6,684,534
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General Obligations - Schools - 1.1%
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Aledo, TX, Independent School District, School Building, "A", PSF, 5.125%, 2033        $    955,000         $   1,012,768
De Soto, TX, Independent School District, School Building, PSF, 0%, 2031                    555,000               161,017
De Soto, TX, Independent School District, School Building, PSF, 0%, 2034                    415,000               102,061
De Soto, TX, Independent School District, School Building, PSF, 0%, 2036                    555,000               122,494
Ennis, TX, Independent School District, Capital Appreciation, "N", PSF, 0%, 2028            290,000                99,160
Ennis, TX, Independent School District, Capital Appreciation, "N", PSF, 0%, 2029            560,000               186,693
Ennis, TX, Independent School District, Capital Appreciation, "N", PSF, 0%, 2031            555,000               161,505
Leander, TX, Independent School District, Capital Appreciation, Refunding,
School Building, FGIC, 0%, 2026                                                           1,285,000               478,149
Leander, TX, Independent School District, Capital Appreciation, Refunding,
School Building, FGIC, 0%, 2031                                                           1,295,000               358,832
Royse City, TX, Independent School District, School Building, PSF, 0%, 2027                 955,000               347,334
Royse City, TX, Independent School District, School Building, PSF, 0%, 2028                 960,000               330,269
Royse City, TX, Independent School District, School Building, PSF, 0%, 2029                 965,000               314,127
                                                                                                            -------------
                                                                                                            $   3,674,409
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Healthcare Revenue - Hospitals - 40.7%
-------------------------------------------------------------------------------------------------------------------------
Alexander City, AL, Special Care Facilities Financing Authority
Medical Facilities Rev. (Russell Hospital Corp.), "A", 5.75%, 2036                     $    600,000         $     631,812
Allegheny County, PA, Hospital Development Authority Rev.
(South Hills Health Systems), "B", 6.75%, 2025                                              500,000               540,195
Allegheny County, PA, Hospital Development Authority Rev. (West
Penn Allegheny Health), 9.25%, 2030                                                       2,000,000             2,387,620
Allegheny County, PA, Hospital Development Authority Rev. (West
Penn Allegheny Health), "B", 9.25%, 2022                                                  1,000,000             1,193,810
Arkansas Development Finance Authority Rev. (Washington
Regional Medical Center), 7.25%, 2010 (c)                                                   500,000               554,890
Athens County, OH, Hospital Facilities Rev. (O'Bleness Memorial
Hospital), "A", 7.125%, 2033                                                              1,500,000             1,634,970
Baldwin County, AL, Eastern Shore Health Care Authority Rev.
(Thomas Hospital), 5.75%, 2008 (c)                                                          700,000               733,817
Birmingham, AL, Baptist Medical Center, Special Care Facilities
Rev. (Baptist Health Systems, Inc.), "A", 5%, 2030                                          535,000               550,264
Brookhaven, NY, Civic Facilities Rev. (Memorial Hospital
Medical Center, Inc.), 7.75%, 2010                                                          575,000               608,551
California Valley Health Systems, COP, 6.875%, 2023                                         720,000               725,868
Chautauqua County, NY, Industrial Development Agency, Civic
Facilities Rev. (Women's Christian Assn.), "A", 6.35%, 2017                                 215,000               220,971
Chautauqua County, NY, Industrial Development Agency, Civic
Facilities Rev. (Women's Christian Assn.), "A", 6.4%, 2029                                  960,000               979,891
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), "A", 6%, 2013                                                             490,000               494,312
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), "B", 6.35%, 2013                                                          120,000               124,183
Chester County, PA, Health & Educational Facilities Rev.
(Chester County Hospital), 6.75%, 2021                                                    1,625,000             1,779,521
Citrus County, FL, Hospital Development Authority Rev. (Citrus
Memorial Hospital), 6.25%, 2023                                                             925,000             1,002,996
Coffee County, GA, Hospital Authority Rev. (Coffee Regional
Medical Center, Inc.), 5%, 2026                                                              40,000                40,824
Colorado Health Facilities Authority Rev. (Parkview Medical
Center, Inc.), 6.6%, 2025                                                                 1,000,000             1,098,780
Colorado Health Facilities Authority Rev. (Parkview Medical
Center, Inc.), 6.5%, 2020                                                                 1,230,000             1,351,807
Colorado Health Facilities Authority Rev. (Portercare Adventist
Health Systems), 6.625%, 2011 (c)                                                           675,000               774,536
Crittenden County, AR, Hospital Rev., 7%, 2020                                            1,030,000             1,043,225
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030                  1,330,000             1,491,715
Delaware Health Facilities Authority Rev. (Nanticoke Memorial Hospital),
5.625%, 2032                                                                              1,250,000             1,335,963
Denver, CO, Health & Hospital Authority Rev., 5.25%, 2013                                   635,000               648,157
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2018                                1,500,000             1,535,970
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2028                                  860,000               872,487
Denver, CO, Health & Hospital Authority Rev., "A", 6%, 2023                                 250,000               267,545
District of Columbia, Health & Hospital Authority Rev. (Medstar
University Hospital), "D", 6.875%, 2007 (c)                                               1,200,000             1,211,472
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial
Hospital), 6.2%, 2025                                                                       250,000               259,903
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial
Hospital), 6.5%, 2031                                                                       295,000               310,370
Grand Forks, ND, Health Care Authority Rev. (Altru Health
Systems Obligated Group), 7.125%, 2024                                                      755,000               837,891
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031                   1,000,000             1,039,610
Highlands County, FL, Health Facilities Authority Rev.
(Adventist Health Systems), "C", 5.25%, 2036                                              1,180,000             1,258,659
Highlands County, FL, Health Facilities Authority Rev.
(Adventist/Sunbelt Hospital), 6%, 2011 (c)                                                  900,000             1,007,019
Houston County, AL, Health Care Authority Rev., AMBAC, 6.25%, 2009 (c)                    2,000,000             2,167,820
Huntsville, AL, Health Care Authority Rev., 5.625%, 2026                                    875,000               922,416
Illinois Development Finance Authority, Hospital Authority Rev.
(Adventist/Sunbelt Hospital), 5.65%, 2009 (c)                                             1,750,000             1,864,258
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031                              410,000               418,139
Illinois Health Facilities Authority Rev. (Centegra Heath Systems), 5.25%, 2018           1,000,000             1,020,230
Indiana Health Facilities Financing Authority, Hospital Rev.
(Clarian Health), "A", 5%, 2039                                                             375,000               389,363
Indiana Health Facilities Financing Authority, Hospital Rev.
(Community Hospital), "A", AMBAC, 5%, 2035                                                1,780,000             1,860,153
Indiana Health Facilities Financing Authority, Hospital Rev.
(Munster Medical Research Foundation, Inc.), 6.375%, 2031                                 3,990,000             4,277,081
Indiana Health Facilities Financing Authority, Hospital Rev.
(Riverview Hospital), 6.125%, 2031                                                        1,000,000             1,074,930
Johnson City, TN, Health & Educational Facilities, Hospital
Rev. (Mountain States Health), "A", 5.5%, 2036                                              355,000               381,678
Joplin, MO, Industrial Development Authority Health Facilities
Rev. (Freeman Health Systems), 5.5%, 2029                                                   440,000               469,150
Joplin, MO, Industrial Development Authority Health Facilities
Rev. (Freeman Health Systems), 5.75%, 2035                                                  475,000               519,788
Kentucky Economic Development Finance Authority (Norton
Healthcare), "A", 6.5%, 2010 (c)                                                          1,965,000             2,193,510
Kentucky Economic Development Finance Authority, Unrefunded
(Norton Healthcare), "A", 6.5%, 2020                                                      3,035,000             3,304,296
Knox County, TN, Health Educational Housing Facilities Board,
Hospital Facilities Rev. (Baptist Health Systems), 6.5%, 2031                             1,725,000             1,860,206
Lauderdale County & Florence, AL, Health Care Authority Rev.
(Coffee Health Group), MBIA, 5.625%, 2021                                                 3,000,000             3,226,890
Lufkin, TX, Health Facilities Rev. (Memorial Health System of
East Texas), 5.7%, 2008 (c)                                                                 995,000             1,039,536
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.75%, 2025                                                    1,000,000             1,048,750
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.875%, 2034                                                     905,000               950,286
Madison County, ID, Hospital Rev., COP, 5.25%, 2030                                         240,000               250,639
Madison County, ID, Hospital Rev., COP, 5.25%, 2037                                         310,000               322,251
Maryland Health & Higher Educational Facilities Authority Rev.
(Medstar Health), 5.5%, 2033                                                                380,000               404,692
Maryland Health & Higher Educational Facilities Authority Rev.
(North Arundel Hospital), 6.5%, 2010 (c)                                                  1,500,000             1,663,770
Massachusetts Health & Educational Facilities Authority Rev.
(Berkshire Health Systems), "E", 6.25%, 2031                                              1,900,000             2,042,842
Massachusetts Health & Educational Facilities Authority Rev.
(Caritas Christi), 5.7%, 2015                                                               500,000               521,675
Massachusetts Health & Educational Facilities Authority Rev.
(Caritas Christi), "B", 6.5%, 2012                                                          600,000               653,226
Massachusetts Health & Educational Facilities Authority Rev.
(Jordan Hospital), "D", 5.25%, 2018                                                       1,400,000             1,418,928
Massachusetts Health & Educational Facilities Authority Rev.
(Northern Berkshire Health), "B", 6.375%, 2034                                              640,000               674,522
Massachusetts Health & Educational Facilities Authority Rev.
(Saints Memorial Medical Center), 6%, 2023                                                  465,000               468,320
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai
Medical Center), "A", 6.7%, 2019                                                            995,000             1,094,281
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai
Medical Center), 6.75%, 2029                                                                810,000               913,372
Mississippi Business Finance Corp., Health Facilities Rev.
(Rush Medical Foundation, Inc.), 5.625%, 2023                                               845,000               850,526
Mississippi Hospital Equipment, Health Facilities Rev. (Rush
Medical Foundation, Inc.), 5.4%, 2007                                                       105,000               105,187
Monongalia County, WV, Building Commission Hospital Rev.
(Monongalia General Hospital), "A", 5%, 2030                                                425,000               436,394
Monroe County, MI, Hospital Finance Authority, Hospital Rev.
(Mercy Memorial Hospital Corp.), 5.5%, 2035                                               1,020,000             1,074,121
Monroe County, NY, Industrial Development Agency, Civic
Facilities Rev. (Highland Hospital of Rochester), 5%, 2025                                   65,000                67,181
Montgomery, AL, Special Care Facilities, Financing Authority
Rev. (Baptist Health), "A-2", MBIA, 0% to 2007, 5% to 2014 (c)                            1,725,000             1,773,162
Montgomery, AL, Special Care Facilities, Financing Authority
Rev. (Baptist Health), "C", 5.25%, 2014 (c)                                                 760,000               838,987
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial
Hospital), 5.625%, 2032                                                                     435,000               460,970
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.625%, 2010                                   510,000               524,581
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.875%, 2011                                   415,000               434,733
Neosho County, KS, Hospital Authority Rev., "A", 5.05%, 2026                                325,000               327,681
Neosho County, KS, Hospital Authority Rev., "A", 5.15%, 2031                                230,000               231,902
New Hampshire Health & Educational Facilities Authority Rev.
(Catholic Medical Center), "A", 6.125%, 2012 (c)                                            880,000               997,128
New Hampshire Health & Educational Facilities Authority Rev.
(Catholic Medical Center), "A", 6.125%, 2032                                                120,000               132,026
New Hampshire Health & Educational Facilities Authority Rev.
(Covenant Health), 6.5%, 2017                                                               820,000               920,557
New Jersey Health Care Facilities, Financing Authority Rev.
(Children's Specialized Hospital), "A", 5.5%, 2030                                          245,000               257,828
New Jersey Health Care Facilities, Financing Authority Rev.
(St. Peter's University Hospital), 6.875%, 2030                                           3,000,000             3,335,100
New York Dormitory Authority Rev., Non State Supported Debt
(Mt. Sinai NYU Health), 5.5%, 2026                                                          635,000               645,827
New York Dormitory Authority Rev., Non State Supported Debt
(Mt. Sinai NYU Health), "C", 5.5%, 2026                                                     500,000               508,525
New York Dormitory Authority Rev., Non State Supported Debt
(NYU Hospitals Center), "A", 5%, 2026                                                     1,750,000             1,785,910
New York, NY, Health & Hospital Corp. Rev., "A", 5.25%, 2017                                700,000               728,539
New York, NY, Industrial Development Agency, Civic Facilities
Rev. (Staten Island University Hospital), "A", 6.375%, 2031                                 495,000               517,973
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036                                1,395,000             1,453,674
North Texas Health Facilities Development Corp. Rev. (United
Regional Health Care System, Inc.), 6%, 2023                                              1,000,000             1,088,490
Ohio County, WV, County Commission Health System Rev. (Ohio
Valley Medical Center), 5.75%, 2013                                                         850,000               824,645
Oklahoma Development Finance Authority Rev. (Comanche County
Hospital), 6.6%, 2031                                                                     1,665,000             1,830,568
Rhode Island Health & Education Building Corp. Rev., Hospital
Financing (Lifespan Obligated Group), 6.5%, 2012 (c)                                        505,000               580,528
Rhode Island Health & Educational Building Corp. Rev., Hospital
Financing (Lifespan Obligated Group), 6.375%, 2012 (c)                                    1,560,000             1,783,220
Rhode Island Health & Educational Building Corp. Rev., Hospital
Financing (Lifespan Obligated Group), 6.375%, 2021                                          245,000               273,690
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
Systems, Inc.), 6.375%, 2014                                                                955,000               990,450
Salida, CO, Hospital District Rev., 5.25%, 2036                                           1,155,000             1,155,601
Salt Lake City, UT, Hospital Authority Rev. INFLOS, AMBAC, ETM
(Intermountain Health Care), 9.718%, 2020 (v)                                               600,000               601,464
Shelby County, TN, Educational & Hospital Facilities Board
Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)                                      625,000               715,056
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)                                       185,000               210,450
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)                                       315,000               358,335
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)                                      375,000               429,034
South Carolina Jobs & Economic Development Authority Rev. (Bon
Secours Health Systems, Inc.), "A", 5.625%, 2030                                            710,000               756,022
South Carolina Jobs & Economic Development Authority, Hospital
Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031                                     835,000               917,089
South Dakota Health & Education Facilities Authority Rev.
(Prairie Lakes Health Care System), 5.625%, 2032                                            670,000               703,554
Southwestern Illinois Development Authority Rev. (Anderson Hospital), 5.5%, 2020             60,000                62,495
Southwestern Illinois Development Authority Rev. (Anderson Hospital), 5.625%, 2029          870,000               899,493
Springfield, TN, Health & Educational Facilities Rev.
(Northcrest Medical Center), 5.25%, 2018                                                  1,400,000             1,414,084
Steubenville, OH, Hospital Authority Rev. (Trinity Health Center), 6.5%, 2030             1,300,000             1,424,423
Stillwater, OK, Medical Center Authority, 5.625%, 2023                                    1,000,000             1,074,380
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial
Healthcare), 6.25%, 2020                                                                  3,085,000             3,279,232
Texas Metro Health Facilities Development Corp., Metro Health
Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.2%, 2021                                                                       700,000               731,052
Texas Metro Health Facilities Development Corp., Metro Health
Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.25%, 2031                                                                    1,000,000             1,043,560
Tom Green County, TX, Health Facilities Rev. (Shannon Health
System), 6.75%, 2021                                                                      1,250,000             1,353,313
University of Colorado, Hospital Authority Rev., "A", 5.25%, 2039                           245,000               258,529
Upper Illinois River Valley Development, Health Facilities Rev.
(Morris Hospital), 6.625%, 2031                                                             600,000               659,196
Valley, AL, Special Care Facilities, Financing Authority Rev.
(Lanier Memorial Hospital), 5.6%, 2016                                                      600,000               609,564
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional
Health Center), 6.375%, 2031                                                              1,500,000             1,621,065
Washington County, AR, Hospital Rev. (Regional Medical Center), "A", 5%, 2035               250,000               256,608
Washington County, AR, Hospital Rev. (Regional Medical Center), "B", 5%, 2025             1,000,000             1,034,750
Weirton, WV, Municipal Hospital Building, Commission Rev.
(Weirton Hospital Medical Center), 6.375%, 2031                                           1,115,000             1,179,135
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2032                   1,000,000             1,073,710
West Plains, MO, Industrial Development Authority Rev. (Ozarks
Medical Center), 6.75%, 2024                                                                170,000               176,385
West Shore Pennsylvania, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026       1,250,000             1,341,463
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2020             1,500,000             1,666,200
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), 6.875%, 2030                                                  1,000,000             1,155,850
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), MBIA, 5.25%, 2017                                             5,000,000             5,155,800
Wisconsin Health & Educational Facilities Authority Rev.
(Marshfield Clinic), "A", 5.375%, 2034                                                      490,000               519,537
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), 6.8%, 2016                                            665,000               712,055
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), "A", 7.125%, 2031                                     490,000               528,044
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. Joseph's Hospital), "C", 6.2%, 2020                                               750,000               754,883
                                                                                                            -------------
                                                                                                            $ 131,578,116
-------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 11.5%
-------------------------------------------------------------------------------------------------------------------------
Abilene, TX, Health Facilities Development Co., Retirement
Facilities Rev. (Sears Methodist Retirement), "A", 7%, 2033                            $    345,000         $     377,157
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2033                750,000               854,325
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 7.75%, 2006                                                              65,000                64,973
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 8.125%, 2016                                                          1,085,000             1,056,096
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 8.5%, 2026                                                            2,405,000             2,310,123
Bucks County, PA, Industrial Development Authority Rev. (Ann's
Choice, Inc.), 6.125%, 2025                                                                 430,000               457,443
Cambria County, PA, Industrial Development Authority Rev.
(Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)                                             360,000               429,793
Chartiers Valley, PA, Industrial & Commercial Development
Authority (Asbury Health Center Project), 5.75%, 2022                                       150,000               155,679
Chester County, PA, Industrial Development Authority Rev. (RHA
Nursing Home), 8.5%, 2032                                                                   585,000               610,693
Clarion, PA, Industrial Development Authority Rev. (Beverly
Enterprises, Inc.), 7.5%, 2012                                                            1,000,000             1,022,920
Colorado Health Facilities Authority Rev. (Covenant Retirement
Communities, Inc.), "B", 6.125%, 2033                                                     1,000,000             1,080,130
Colorado Health Facilities Authority Rev. (Evangelical
Lutheran), 6.9%, 2025                                                                     3,000,000             3,388,620
Cumberland County, PA, Municipal Authority Rev. (Wesley), "A", 7.25%, 2013 (c)              720,000               865,361
Cumberland County, PA, Municipal Authority Rev. (Wesley), "A", 7.25%, 2013 (c)              280,000               336,529
Franklin County, OH, Healthcare Facilities Rev. (Ohio
Presbyterian), 7.125%, 2011 (c)                                                           1,000,000             1,157,020
Fulton County, GA, Residential Care Facilities (Canterbury
Court), "A", 6.125%, 2034                                                                   330,000               348,338
Greenville County, SC, Hospital Rev. (Chestnut Hill), "A", 8%, 2015                       2,055,000             2,019,675
Hawaii Department of Budget & Finance, Special Purpose Rev.
(Kahala Nui Senior Living Community), 8%, 2033                                              500,000               580,530
Illinois Finance Authority Rev. (Clare at Water Tower), "A", 6%, 2025                       490,000               514,627
Illinois Finance Authority Rev. (Landing at Plymouth Place), "A", 6%, 2037                  490,000               515,676
Illinois Finance Authority Rev. (Three Crowns Park Plaza), 5.875%, 2038                     355,000               367,578
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 9.25%, 2011 (c)                                                     1,155,000             1,439,246
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 5.75%, 2018                                                           895,000               922,870
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), "A", 5.5%, 2025                                                       800,000               833,912
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 6.875%, 2032              500,000               541,195
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village,
Inc.), "B", 6.25%, 2026                                                                     500,000               510,875
Louisiana Local Government, Environmental Facilities &
Community Development Authority Rev. (CDF Healthcare LA, LLC), "A", 7%, 2036                500,000               512,010
Louisiana Local Government, Environmental Facilities & Community
Development Authority Rev. (CDF Healthcare), "C", 7%, 2036                                  375,000               376,110
Maine Health & Higher Educational Facilities Rev. (Piper Shores), 7.5%, 2009 (c)            800,000               855,184
Millbrae, CA, Residential Facilities Rev. (Magnolia of
Millbrae), "A", 7.375%, 2027                                                              1,855,000             1,929,608
Montana Facility Finance Authority Rev. (Senior Living St.
Johns Lutheran), "A", 6.125%, 2036                                                          470,000               492,621
Montgomery County, PA, Higher Education & Health Authority Rev.
(AHF/Montgomery), 6.875%, 2036                                                            1,195,000             1,264,238
Montgomery County, PA, Industrial Development Authority Rev.
(Whitemarsh Continuing Care), 6.125%, 2028                                                  250,000               266,078
Montgomery County, PA, Industrial Development Authority Rev.
(Whitemarsh Continuing Care), 6.25%, 2035                                                   510,000               542,099
New Jersey Economic Development Authority Rev. (Courthouse
Convalescent Center), "A", 8.7%, 2014                                                       650,000               651,307
New Jersey Economic Development Authority Rev. (Lions Gate), "A", 5.875%, 2037              310,000               322,490
New Jersey Health Care Facilities Financing Authority Rev. (Cherry Hill), 8%, 2027        1,000,000             1,028,190
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort
Norfolk Retirement Community), "A", 6%, 2025                                                125,000               129,641
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort
Norfolk Retirement Community), "A", 6.125%, 2035                                             90,000                93,294
North Carolina Medical Care Commission, Health Care Facilities
Rev. (First Mortgage-Presbyterian Homes), 5.4%, 2027                                        485,000               503,784
North Carolina Medical Care Commission, Health Care Facilities
Rev. (First Mortgage-Presbyterian Homes), 5.5%, 2031                                        295,000               307,543
Shelby County, TN, Health Educational Rev. (Germantown
Village), 7.25%, 2034                                                                       820,000               884,641
Sterling, IL (Hoosier Care), 7.125%, 2034                                                   705,000               728,836
Suffolk County, NY, Industrial Development Agency (Medford
Hamlet Assisted Living), 6.375%, 2039                                                       500,000               506,475
Travis County, TX, Health Facilities Development Corp.,
Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025                             460,000               464,586
Travis County, TX, Health Facilities Development Corp.,
Retirement Facilities Rev. (Querencia Barton Creek), 5.65%, 2035                            695,000               702,068
Washington County, FL, Industrial Development Authority Rev.
(Washington County), 10%, 2016                                                              860,000               864,025
Wilkinsburg, PA, Municipal Authority Health Rev. (Monroeville
Christian/Judea), 8.25%, 2007 (c)                                                           980,000             1,023,492
                                                                                                            -------------
                                                                                                            $  37,209,704
-------------------------------------------------------------------------------------------------------------------------
Human Services - 2.8%
-------------------------------------------------------------------------------------------------------------------------
Colorado Educational & Cultural Facilities Authority (Cerebral
Palsy Project), "A", 6.25%, 2036                                                       $    500,000         $     518,700
Iowa Finance Authority, Community Provider (Boys & Girls Home), 6.25%, 2028                 500,000               503,345
Lehigh County, PA, General Purpose Authority (Kidspeace Corp.), 6%, 2023                  3,000,000             2,939,250
Louisiana Local Government Environmental Facilities & Community
Development (Westside Rehab Center Project), "A", 6.85%, 2036                             1,100,000             1,143,857
Louisiana Local Government Environmental Facilities & Community
Development (Westside Rehab Center Project), "B", 6.5%, 2013                                115,000               116,377
New York, NY, Industrial Development Agency, Civic Facility
Rev. (Special Needs Facilities), 6.5%, 2017                                               1,030,000             1,075,227
New York, NY, Industrial Development Agency, Civic Facility
Rev. (A Very Special Place), "A", 5.75%, 2029                                             1,000,000               970,560
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando
Healthcare Facilities), 8.75%, 2011                                                         440,000               463,492
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando
Healthcare Facilities), 9%, 2031                                                          1,000,000             1,104,320
Osceola County, FL, Industrial Development Authority Rev.
(Community Provider), 7.75%, 2017                                                           292,000               292,765
                                                                                                            -------------
                                                                                                            $   9,127,893
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 7.7%
-------------------------------------------------------------------------------------------------------------------------
Alliance Airport Authority, Inc., TX, Special Facilities Rev.
(AMR Corp.), 7.5%, 2029                                                                $  3,360,000         $   3,426,998
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.), 7.25%, 2030                                  2,530,000             2,573,896
Houston, TX, Airport Systems Rev., Special Facilities
(Continental, Inc.), "E", 6.75%, 2029                                                     1,810,000             1,935,143
Los Angeles, CA, Regional Airport Lease Rev. (AMR Corp.), 7.5%, 2024                        850,000               957,704
New Jersey Economic Development Authority (Continental
Airlines, Inc.), 7.2%, 2030                                                               1,595,000             1,708,436
New Jersey Economic Development Authority, Special Facilities
Rev. (Continental Airlines, Inc.), 6.25%, 2029                                              580,000               600,677
New York, NY, Industrial Development Agencies Rev. (American
Airlines, Inc./JFK International Airport), 7.125%, 2011                                   1,355,000             1,447,912
New York, NY, Industrial Development Agencies Rev. (Continental
Airlines, Inc.), 7.25%, 2008                                                                110,000               111,585
New York, NY, Industrial Development Agencies Rev. (Continental
Airlines, Inc.), 8%, 2012                                                                   300,000               325,197
New York, NY, Industrial Development Agency Rev. (American
Airlines, Inc.), 7.625%, 2025                                                             7,725,000             9,315,037
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines,
Inc.), "B", 5.65%, 2035                                                                      40,000                40,545
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.), "B", 6%, 2035                        2,500,000             2,551,100
                                                                                                            -------------
                                                                                                            $  24,994,230
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.0%
-------------------------------------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev. (Celanese Project), "B", 6.7%, 2030    $  1,920,000         $   2,103,379
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.), 5.6%, 2035                    985,000             1,051,901
                                                                                                            -------------
                                                                                                            $   3,155,280
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 3.7%
-------------------------------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Solid Waste
Disposal Rev. (Browning Ferris, Inc.), "A", 5.8%, 2016                                 $  1,000,000         $   1,002,270
California Statewide Community Development Authority, Solid Waste Facilities
Rev. (Republic Services, Inc.), "A", 4.95%, 2012                                          1,000,000             1,039,830
Gloucester County, NJ, Solid Waste Resource Recovery Rev.
(Waste Management, Inc.), 6.85%, 2029                                                       850,000               918,952
Gulf Coast Waste Disposal Authority, TX (Waste Mangement of Texas), "A", 5.2%, 2028         445,000               467,188
Henrico County, VA, Industrial Development Authority Rev.
(Browning Ferris, Inc.), 5.45%, 2014                                                      1,750,000             1,731,380
Illinois Development Finance Authority, Solid Waste Disposal
Rev. (Waste Management, Inc.), 5.85%, 2007                                                4,500,000             4,514,625
Nevada Department of Business & Industry Rev. (Republic
Services, Inc.), 5.625%, 2026                                                               750,000               824,753
New Hampshire State Business Finance Authority, Solid Waste
Disposal Rev. (Waste Management, Inc. Project), 5.2%, 2027                                  445,000               464,989
New Morgan, PA, Industrial Development Authority, Solid Waste
Disposal Rev. (New Morgan Landfill Co., Inc./Browning Ferris,
Inc.), 6.5%, 2019                                                                         1,000,000             1,004,700
                                                                                                            -------------
                                                                                                            $  11,968,687
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.2%
-------------------------------------------------------------------------------------------------------------------------
Mobile County, AL, Industrial Development Authority Rev. (Ipsco, Inc.), 6.875%, 2030   $    650,000         $     691,197
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 4.6%
-------------------------------------------------------------------------------------------------------------------------
Gulf Coast, TX, Industrial Development Authority (Valero Energy Corp.), 5.6%, 2031     $  1,750,000         $   1,812,108
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032                    1,000,000             1,090,400
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017                            2,100,000             2,163,147
Madison County, FL, Rev. (Twin Oaks Project), "A", 6%, 2025                                 550,000               572,946
New Jersey Economic Development Authority (Gloucester Marine), "C", 6.5%, 2015              700,000               705,271
Park Creek Metropolitan District, CO, Rev., Custodial Receipts,
CR-1, 7.875%, 2032 (n)                                                                    1,270,000             1,417,244
Park Creek Metropolitan District, CO (Custodial Receipts),
"CR-2", 7.875%, 2032 (n)                                                                    580,000               647,245
Pennsylvania Economic Development Financing Authority, Finance
Authority Facilities Rev. (Amtrak), "A", 6.25%, 2031                                      2,000,000             2,174,360
Philadelphia, PA, Industrial Development Authority Rev. (Host
Marriott LP), 7.75%, 2017                                                                 3,255,000             3,258,288
Port Corpus Christi, TX, Industrial Development Authority Rev.
(Citgo Petroleum Corp.), 8.25%, 2031                                                        700,000               725,298
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
Pacific Corp.), 5.7%, 2026                                                                  385,000               402,521
                                                                                                            -------------
                                                                                                            $  14,968,828
-------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 6.4%
-------------------------------------------------------------------------------------------------------------------------
Bedford County, VA, Industrial Development Authority Rev.
(Nekoosa Packaging), "A", 6.55%, 2025                                                  $  1,000,000         $   1,045,270
Butler, AL, Industrial Development Board, Solid Waste Disposal
Rev. (Georgia Pacific Corp.), 5.75%, 2028                                                   155,000               158,722
Columbus County, NC, Industrial Facilities & Pollution Control
Financing Authority (International Paper, Co.), "A", 6.15%, 2021                          5,000,000             5,129,100
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), "A", 6.25%, 2012 (c)                          1,000,000             1,132,170
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), "B", 6.45%, 2012 (c)                            500,000               567,030
Effingham County, GA, Development Authority, Solid Waste
Disposal Rev. (Fort James), 5.625%, 2018                                                    850,000               859,580
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024                            3,335,000             4,162,814
Lowndes County, MS, Solid Waste Disposal & Pollution Control
Rev. (Weyerhaeuser Co.), 6.8%, 2022                                                       2,000,000             2,456,760
Navajo County, AZ, Industrial Development Authority Rev. (Stone
Container Corp.), 7.2%, 2027                                                                880,000               906,946
Onondaga County, NY, Industrial Development Authority Rev.,
Solid Waste Disposal Rev. (Solvay Paperboard LLC), 6.8%, 2014                               900,000               943,542
West Point, VA, Industrial Development Authority, Solid Waste
Disposal Rev. (Chesapeake Corp.), 6.25%, 2019                                             1,870,000             1,876,302
West Point, VA, Industrial Development Authority, Solid Waste
Disposal Rev. (Chesapeake Corp.), "A", 6.375%, 2019                                         700,000               701,085
York County, SC, Pollution Control Rev. (Bowater, Inc.), "A", 7.4%, 2010                    830,000               832,158
                                                                                                            -------------
                                                                                                            $  20,771,479
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 1.1%
-------------------------------------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.,
East Valley Tourist (Cabazon Casino), "A", 9.25%, 2020 (n)                             $  1,155,000         $   1,293,161
Mississippi Development Bank, Special Obligation (Diamond Lakes
Utilities), 6.25%, 2017                                                                   1,000,000             1,027,170
New York Liberty Development Corp. Rev. (National Sports Museum), 6.125%, 2019              420,000               436,031
New York, NY, City Industrial Development Agency Rev., Liberty
Bonds (IAC/InterActiveCorp), 5%, 2035                                                       620,000               638,507
                                                                                                            -------------
                                                                                                            $   3,394,869
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.4%
-------------------------------------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises, Inc.), "A", 6.6%, 2021          $    400,000         $     431,364
Austin, TX, Convention Center (Convention Enterprises, Inc.), "A", 6.7%, 2028               600,000               647,886
Baltimore, MD, Convention Center Hotel Rev., "B", 5.875%, 2039                              295,000               314,942
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Cleveland
City), "B", 4.5%, 2030                                                                    1,220,000             1,226,564
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount),
"B", 5.125%, 2025                                                                           190,000               197,444
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Myers
University), "E", 5.6%, 2025                                                                135,000               143,142
Dayton Montgomery County, OH, Port Authority Rev. (Parking
Garage), 6.125%, 2024                                                                     1,130,000             1,244,684
Gallery Certificate Trust, PA, Parking Rev., 4.5%, 2013 (n)                                 785,000               785,016
Maryland Economic Development Corp. (Chesapeake Bay Conference
Center), "A", 5%, 2031                                                                      405,000               405,883
San Antonio, TX, Convention Center, Hotel Financial Corp.,
Contract Rev. (Empowerment Zone), "A", AMBAC, 5%, 2034                                      695,000               722,786
Southwestern Illinois Development Authority Rev., Solid Waste
Disposal Rev., 5.9%, 2014                                                                   310,000               314,008
Summit County, OH, Port Authority Building (Twinsburg
Township), "D", 5.125%, 2025                                                                160,000               166,269
Summit County, OH, Port Authority Building (Workforce Policy
Board), "F", 4.875%, 2025                                                                   915,000               938,488
Summit County, OH, Port Authority Building Rev. (Seville
Project), "A", 5.1%, 2025                                                                   200,000               207,132
Toledo Lucas County, OH, Port Authority Development Rev.
(Northwest Ohio Bond Fund), "C", 5.125%, 2025                                                90,000                91,858
                                                                                                            -------------
                                                                                                            $   7,837,466
-------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.7%
-------------------------------------------------------------------------------------------------------------------------
Bay County, FL, Housing Finance Authority, Multi-Family Rev.
(Andrews Place II Apartments), FSA, 5%, 2035                                           $    210,000         $     215,891
Bay County, FL, Housing Finance Authority, Multi-Family Rev.
(Andrews Place II Apartments), FSA, 5.1%, 2046                                              390,000               400,624
Bexar County TX, Multi-Family Housing Rev. (American
Opportunity Housing), "A", MBIA, 5.7%, 2021                                               1,250,000             1,320,188
Charter Mac Equity Issuer Trust, 7.1%, 2009 (n)                                           1,000,000             1,070,070
Charter Mac Equity Issuer Trust, 6%, 2019 (n)                                             2,000,000             2,227,500
Eaglebend, CO, Affordable Housing Corp., Multi-Family Rev.
(Housing Project), "A", 6.4%, 2007 (c)                                                    1,000,000             1,037,940
GMAC Municipal Mortgage Trust, "B-1", 5.6%, 2039 (n)                                      1,000,000             1,062,740
GMAC Municipal Mortgage Trust, "C-1", 5.7%, 2040 (n)                                        500,000               510,450
Indianapolis, IN, Multi-Family Rev. (Cambridge Station
Apartments II), FNMA, 5.25%, 2039                                                           465,000               482,079
Metropolitan Government of Nashville & Davidson County, TN,
Health, Educational & Housing Facilities Board Rev. (Berkshire
Place), GNMA, 6%, 2023                                                                      500,000               527,165
Munimae, TE, Bond Subsidiary LLC, 5.4%, 2049 (n)                                          1,000,000             1,023,850
Munimae, TE, Bond Subsidiary LLC, 6.875%, 2009 (n)                                        2,000,000             2,128,960
North Charleston, SC, Housing Authority Rev. (Horizon Village),
"A", FHA, 5.15%, 2048                                                                       445,000               451,203
San Bernardino County, CA (Equity Residential/Redlands), "A",
5.2%, 2029                                                                                2,000,000             2,043,500
Seattle, WA, Housing Authority Rev., Capped Fund Program (High
Rise Rehab), "I", FSA, 5%, 2025                                                             670,000               686,087
                                                                                                            -------------
                                                                                                            $  15,188,247
-------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax Revenue - 0.2%
-------------------------------------------------------------------------------------------------------------------------
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020     $    485,000         $     493,745
-------------------------------------------------------------------------------------------------------------------------
Single Family Housing - Local - 2.5%
-------------------------------------------------------------------------------------------------------------------------
Cook County, IL, Single Family Mortgage Rev., "A", 0%, 2015                            $     40,000         $       9,132
Corpus Christi, TX, Housing Finance Authority Rev., "B",MBIA, 0%, 2011                    2,145,000               866,323
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., MBIA, 0%, 2016            2,405,000               868,109
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.625%, 2023                       240,000               256,526
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.75%, 2030                        390,000               398,650
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.3%, 2032                         680,000               702,222
Nortex Housing Finance Corp., TX, Single Family Mortgage Rev., "B", 5.5%, 2038              140,000               142,670
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", FNMA, 5.55%, 2037         990,000             1,082,783
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 6.45%, 2029         395,000               400,277
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 5.9%, 2035          340,000               369,036
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 6.25%, 2035         170,000               182,825
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 5.65%, 2037         780,000               850,114
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-1", GNMA, 5.75%, 2037       275,000               301,780
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-2", GNMA, 5.6%, 2029        710,000               757,982
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-2",GNMA, 5.75%, 2037        545,000               592,115
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-5", GNMA, 5.9%, 2037        200,000               221,124
                                                                                                            -------------
                                                                                                            $   8,001,668
-------------------------------------------------------------------------------------------------------------------------
Single Family Housing - State - 2.5%
-------------------------------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., "A-2", 7.15%, 2014                          $      8,000         $       8,171
Colorado Housing & Finance Authority Rev., "A-2", AMBAC, 6.6%, 2028                         330,000               347,493
Colorado Housing & Finance Authority Rev., "C-2", 5.9%, 2023                                185,000               192,256
Colorado Housing & Finance Authority Rev., "C-2", FHA, 6.6%, 2032                           185,000               189,521
Colorado Housing & Finance Authority Rev., "C-3", FHA, 6.375%, 2033                          85,000                86,612
Colorado Housing & Finance Authority Rev., "D-2", 6.9%, 2029                                400,000               410,700
Georgia Housing & Finance Authority Rev., 5.65%, 2021                                     2,490,000             2,597,394
Louisiana Housing Finance Agency, Single Family Mortgage Rev., GNMA, 6.4%, 2032             130,000               130,835
Minnesota Housing Finance Agency Rev., Residential Housing Finance, "B", 4.8%, 2023         190,000               190,114
Missouri Housing Development Commission, Single Family Mortgage
Rev. (Home Loan Program), GNMA, 6.35%, 2032                                                 305,000               310,426
Missouri Housing Development Commission, Single Family Mortgage
Rev. (Home Loan Program), GNMA, 6.85%, 2032                                                 155,000               159,238
Nebraska Investment Finance Authority Single Family Mortgage Rev., 0%, 2015               5,175,000             2,310,431
Nebraska Investment Finance Authority, "C", GNMA, 6.25%, 2021                               380,000               388,603
New Hampshire Housing Finance Authority Rev., "B", 5.875%, 2030                              95,000                95,321
Texas Affordable Housing Corp., Single Family Mortgage Rev.,
"B", GNMA, 5.25%, 2039                                                                      745,000               792,844
                                                                                                            -------------
                                                                                                            $   8,209,959
-------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.7%
-------------------------------------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev.,
Resource Recovery Facilities (American Ref-fuel), "A", 6.5%, 2008                      $  1,600,000         $   1,646,112
Massachusetts Development Finance Agency Resource Recovery Rev.
(Ogden Haverhill Associates), "A", 6.7%, 2014                                               725,000               791,091
Massachusetts Industrial Finance Agency, Resource Recovery Rev.
(Ogden Haverhill Associates), "A", 5.6%, 2019                                             2,850,000             2,970,897
                                                                                                            -------------
                                                                                                            $   5,408,100
-------------------------------------------------------------------------------------------------------------------------
State & Local Agencies - 1.9%
-------------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev., RITES,
FGIC, 9.016%, 2016 (v)(z)                                                              $  1,300,000         $   1,620,086
Chicago, IL, Public Building Commission, Building Rev., RITES,
FGIC, 9.016%, 2017 (v)(z)                                                                 1,050,000             1,319,115
College Park, GA, Industrial Development Authority Rev. (Civic
Center), AMBAC, 5.75%, 2010 (c)                                                           1,000,000             1,097,410
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement Rev., Enhanced, "B", 5.375%, 2010 (c)                                          2,000,000             2,122,940
                                                                                                            -------------
                                                                                                            $   6,159,551
-------------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.2%
-------------------------------------------------------------------------------------------------------------------------
Access to Loans for Learning, California Student Loan Rev., 7.95%, 2030                $    650,000         $     690,690
-------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.9%
-------------------------------------------------------------------------------------------------------------------------
Black Hawk, CO, Device Tax Rev., 5.625%, 2008 (c)                                      $    250,000         $     262,363
Black Hawk, CO, Device Tax Rev., 5%, 2010                                                    80,000                82,052
Black Hawk, CO, Device Tax Rev., 5%, 2013                                                    55,000                56,984
Black Hawk, CO, Device Tax Rev., 5%, 2015                                                   170,000               175,462
Black Hawk, CO, Device Tax Rev., 5%, 2021                                                   130,000               131,660
Dade County, FL, Special Obligations Rev., Capital Appreciation
Bond, "B", AMBAC, 0%, 2008 (c)                                                           15,080,000             3,155,641
New Jersey Economic Development Authority Rev. Cigarette Tax, 5.5%, 2024                    340,000               357,989
New Jersey Economic Development Authority Rev. Cigarette Tax, 5.75%, 2029                   615,000               662,896
New Jersey Economic Development Authority Rev. Cigarette Tax, 5.5%, 2031                    270,000               285,468
New Jersey Economic Development Authority Rev. Cigarette Tax, 5.75%, 2034                   410,000               439,746
Virgin Islands Public Finance Authority Rev., "E", 5.875%, 2018                             500,000               524,055
                                                                                                            -------------
                                                                                                            $   6,134,316
-------------------------------------------------------------------------------------------------------------------------
Tax Assessment - 6.0%
-------------------------------------------------------------------------------------------------------------------------
Allegheny County, PA, Redevelopment Authority Rev. (Pittsburgh Mills), 5.1%, 2014      $    235,000         $     242,292
Allegheny County, PA, Redevelopment Authority Rev. (Pittsburgh Mills), 5.6%, 2023           150,000               159,521
Amelia Walk Community Development District, FL, Special Assessment, "B", 5.2%, 2014         685,000               702,098
Arborwood Community Development District, FL Capital
Improvement Rev. (Master Infrastructure Projects), "A", 5.35%, 2036                         630,000               637,743
Arborwood Community Development District, FL, Capital Improvement Rev., 5.25%, 2016         500,000               513,590
Arborwood Community Development District, FL, Special
Assessment (Master Infrastructure Projects), "B", 5.1%, 2014                                250,000               255,455
Atlanta, GA, Tax Allocation (Eastside Project), "B", 5.6%, 2030                             815,000               850,436
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031                           555,000               569,658
Belmont Community Development District, FL, Capital Improvement
Rev., "B", 5.125%, 2014                                                                     985,000             1,006,601
Chicago IL, Ryan Garfield Tax Increment Allocation, 10.125%, 2007                           225,000               224,996
Concord Station Community Development District, FL, Special Assessment, 5%, 2015            290,000               293,564
Concorde Estates Community Development District, FL, Special
Assessment, "B", 5%, 2011                                                                   540,000               544,466
Du Page County, IL, Special Service Area No. 31 Special Tax
(Monarch Landing Project), 5.625%, 2036                                                     305,000               319,911
East Homestead Community Development District, Special Assessment, FL, "B", 5%, 2011        240,000               243,120
Fishhawk Community Development District, FL, 5.125%, 2009                                   490,000               491,049
Katy, TX, Development Authority Rev., 5.8%, 2011                                            745,000               768,296
Katy, TX, Development Authority Rev., "B", 6%, 2018                                         925,000               958,152
Killarney, FL, Community Development District, Special
Assessment, "B", 5.125%, 2009                                                               315,000               315,444
Lakes by the Bay South Community Development District, FL, Rev., "B", 5.3%, 2009            875,000               877,021
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037                110,000               112,410
Markham, IL, Tax Increment Rev., 9%, 2012                                                   935,000               936,384
Middle Village Community Development District, FL, Special Assessment, "B", 5%, 2009        255,000               255,752
New Port Tampa Bay Community Development District, FL, Special
Assessment, "B", 5.3%, 2012                                                                 440,000               446,142
North Springs Improvement District, FL, Special Assessment
(Parkland Golf Country Club), "B-2", 5.125%, 2015                                           165,000               167,589
North Springs Improvement District, FL, Special Assessment Rev.
(Parkland Golf Country Club), "B-1", 5.125%, 2015                                           350,000               355,271
Old Palm Community Development District, FL, Special Assessment
(Palm Beach Gardens), "A", 5.9%, 2035                                                       250,000               262,740
Old Palm Community Development District, FL, Special Assessment
(Palm Beach Gardens), "B", 5.375%, 2014                                                     330,000               338,950
Panther Trace II, Community Development District, FL, Special
Assessment, "B", 5%, 2010                                                                   960,000               962,477
Panther Trace II, FL, Community Development District Rev.,
Special Assessment, 5.125%, 2013                                                            355,000               363,016
Parkway Center, Community Development District, FL, Special
Assessment, "B", 5.625%, 2014                                                             1,260,000             1,292,017
Paseo, FL, Community Development District, "B", 4.875%, 2010                                505,000               502,359
Preserve at Wilderness Lake, FL, Community Development
District, Capital Improvement, "B", 5%, 2009                                                 85,000                85,239
Prince George's County, MD, Special Obligations (National
Harbor Project), 5.2%, 2034                                                                 245,000               251,424
Reunion East Community Development District, FL, Special Assessment, 5.9%, 2007             100,000               100,267
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010            485,000               491,320
Tuscany Reserve Community Development District, FL, Special
Assessment, "B", 5.25%, 2016                                                                510,000               525,116
Villasol Community Development District, FL, Special Assessment
Rev., "B", 5.375%, 2008                                                                     205,000               205,894
Watergrass Community Development District, FL, Special Assessment, "B", 4.875%, 2010        935,000               942,246
Wentworth Estates Community Development District, FL, Special
Assessment, "B", 5.125%, 2012                                                               430,000               436,712
                                                                                                            -------------
                                                                                                            $  19,006,738
-------------------------------------------------------------------------------------------------------------------------
Tobacco - 6.6%
-------------------------------------------------------------------------------------------------------------------------
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027                           $  3,915,000         $   4,202,713
California County, CA, Tobacco Securitization Agency, Capital
Appreciation Asset Backed (Gold Country), 0%, 2033                                        2,620,000               576,479
California County, CA, Tobacco Securitization Corp., Tobacco
Settlement, L.A. County, "A", 0%, 2041                                                      485,000               407,812
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029                1,745,000             1,832,250
Children's Trust Fund, Tobacco Settlement Rev., Puerto Rico, "A", 0%, 2050                4,000,000               271,120
Children's Trust Fund, Tobacco Settlement Rev., Puerto Rico, "B", 0%, 2055                4,000,000               143,040
District of Columbia, Tobacco Settlement, 6.25%, 2024                                     1,150,000             1,231,823
District of Columbia, Tobacco Settlement, Capital Appreciation, "A", 0%, 2046             5,840,000               526,418
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement, 7.8%, 2042            1,000,000             1,225,660
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement, "A", 5%, 2021           600,000               602,592
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement,
"A-1", 6.25%, 2033                                                                          785,000               875,165
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement, "A-1", 6.625%, 2040                                                             125,000               142,026
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev.,
Asset Backed, "B", 5.3%, 2011 (c)                                                         2,000,000             2,131,720
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev.,
Asset Backed, "B", 0% to 2007, 5.6% to 2034                                               1,635,000             1,606,355
Louisiana Tobacco Settlement Authority, 5.5%, 2030                                        1,435,000             1,504,928
New Jersey Tobacco Settlement Authority, 5.75%, 2032                                        930,000               994,570
New Jersey Tobacco Settlement Financing Corp., 7%, 2041                                      15,000                17,363
Rockland Tobacco Asset Securitization Corp., NY, Tobacco Asset Backed, "C", 0%, 2060     11,045,000               204,995
South Carolina Tobacco Settlement Authority, 6.375%, 2028                                 1,075,000             1,159,205
South Carolina Tobacco Settlement Authority, "B", 6%, 2022                                1,260,000             1,339,569
Tobacco Settlement Financing Corp., VA, 5.625%, 2037                                         50,000                53,243
Washington Tobacco Settlement Authority, 6.5%, 2026                                         155,000               171,816
                                                                                                            -------------
                                                                                                            $  21,220,862
-------------------------------------------------------------------------------------------------------------------------
Toll Roads - 1.0%
-------------------------------------------------------------------------------------------------------------------------
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation,
"B", MBIA, 0%, 2027                                                                    $  4,115,000         $   1,490,535
Niagara Falls, NY, Bridge Commission, Toll Rev., RITES, FGIC, 6.07%, 2015 (v)(z)          1,500,000             1,756,800
                                                                                                            -------------
                                                                                                            $   3,247,335
-------------------------------------------------------------------------------------------------------------------------
Transportation - Special Tax - 2.7%
-------------------------------------------------------------------------------------------------------------------------
Missouri Highways & Transportation Commission, State Road Rev., "A", 5.625%, 2018      $  4,500,000         $   4,872,015
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.),
ETM, 11.5%, 2012 (c)                                                                      2,900,000             3,910,940
                                                                                                            -------------
                                                                                                            $   8,782,955
-------------------------------------------------------------------------------------------------------------------------
Universities - Colleges - 2.7%
-------------------------------------------------------------------------------------------------------------------------
California Educational Facilities Authority Rev. (L.A. College
of Chiropractic), 5.6%, 2017                                                           $    750,000         $     742,358
Houston, TX, Community College Systems, MBIA, 7.875%, 2025                                2,500,000             2,998,150
Illinois Educational Facilities Authority Rev. (Augustana College),
"A", 5.625%, 2022                                                                           400,000               427,604
Illinois Finance Authority Rev. (Illinois Institute of Technology), "A", 5%, 2036           480,000               496,368
Louisiana State University (Health Sciences Center Project), MBIA, 6.375%, 2031           2,500,000             2,739,325
Private Colleges & Universities Authority, GA, Rev. (Mercer
University Project), "A", 5.375%, 2029                                                      240,000               247,171
Savannah, GA, Economic Development Authority Rev. (College of
Art & Design, Inc.), 6.5%, 2009 (c)                                                         625,000               683,356
University of Arkansas, University Construction Rev. (UAMS Campus), "B",
MBIA, 5%, 2034                                                                              300,000               316,362
                                                                                                            -------------
                                                                                                            $   8,650,694
-------------------------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.4%
-------------------------------------------------------------------------------------------------------------------------
California Statewide Communities, Development Authority Rev.
(Escondido Charter High School), 7.5%, 2011 (c)                                        $    555,000         $     638,822
California Statewide Communities, Development Authority Rev.
(Escondido Charter High School), 7.5%, 2011 (c)                                           1,000,000             1,188,890
Deerfield, IL, Educational Facilities Authority Rev.
(Chicagoland Jewish High School Project), 6%, 2041                                          815,000               837,559
Maryland Industrial Development Financing Authority, Economic
Development Authority Rev. (Our Lady of Good Council), "A", 6%, 2035                        150,000               160,977
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021      1,000,000             1,064,270
Pima County, AZ, Industrial Development Authority Education
Rev. (Arizona Charter Schools), "C", 6.75%, 2031                                            500,000               523,675
                                                                                                            -------------
                                                                                                            $   4,414,193
-------------------------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.5%
-------------------------------------------------------------------------------------------------------------------------
Alaska Industrial Development Export Authority, Power Rev.,
Upper Lynn Canal Regional Power, 5.8%, 2018                                            $    830,000         $     831,585
Carbon County, PA, Industrial Development Authority Rev.
(Panther Creek Partners), 6.65%, 2010                                                     2,055,000             2,144,721
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Colver), "G", 5.125%, 2015                                         350,000               349,993
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating), 6.4%, 2009                                350,000               350,014
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating), 6.5%, 2013                              1,000,000             1,000,170
                                                                                                            -------------
                                                                                                            $   4,676,483
-------------------------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 9.5%
-------------------------------------------------------------------------------------------------------------------------
Brazos River Authority, TX, Authority Texas Rev. (Reliant
Energy, Inc.), "A", 5.375%, 2019                                                       $    500,000         $     514,475
Brazos River Authority, TX, Authority Texas Rev. (Reliant
Energy, Inc.), "B", AMBAC, 5.125%, 2020                                                   2,000,000             2,087,940
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "B", 6.3%, 2032                                                               315,000               343,715
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "C", 6.75%, 2038                                                              715,000               799,956
Calcasieu Parish, LA, Industrial Development Board, Pollution
Control Rev. (Entergy Gulf States, Inc.), 5.45%, 2010                                     1,250,000             1,254,700
Clark County, NV, Industrial Development Rev. (Southwest Gas
Corp.), "A", AMBAC, 4.85%, 2035                                                           1,055,000             1,078,706
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.85%, 2028                                              2,000,000             2,105,940
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.95%, 2028                                              2,270,000             2,387,927
Farmington, NM, Pollution Control Rev. (New Mexico Public Service), 5.8%, 2022            2,105,000             2,127,818
Farmington, NM, Pollution Control Rev. (New Mexico Public Service), "A", 6.3%, 2016       2,195,000             2,243,136
Forsyth, MT, Pollution Control Rev. (Portland General), 5.2%, 2033                          230,000               235,727
Matagorda County, TX (Centerpoint Energy), 5.6%, 2027                                     1,500,000             1,592,550
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030                1,655,000             1,715,523
Mecklenburg County, VA, Industrial Development Authority Rev.
(UAE Mecklenburg LP), 6.5%, 2017                                                            800,000               885,320
New Hampshire Business Finance Authority, Pollution Control
Rev. (Public Service of New Hampshire), 6%, 2021                                          1,000,000             1,043,420
Ohio Air Quality Development Authority, Pollution Control Rev.
(Cleveland Electric), "B", 6%, 2020                                                       3,000,000             3,104,100
Pima County, AZ, Industrial Development Authority Rev. (Tucson
Electric Power Co.), "A", 6.1%, 2025                                                        650,000               653,432
Pittsylvania County, VA, Industrial Development Authority Rev., 7.5%, 2014                3,000,000             3,017,850
Port Morrow, OR, Pollution Control Rev. (Portland General
Electric), 5.2%, 2033                                                                       550,000               566,181
Trinity River Authority, TX, Pollution Control Rev. (TXU
Electric Co.), 6.25%, 2028                                                                  500,000               544,805
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States
Utilities Co.), 5.8%, 2015                                                                1,500,000             1,501,678
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States
Utilities Co.), 5.8%, 2016                                                                1,000,000             1,006,618
                                                                                                            -------------
                                                                                                            $  30,811,517
-------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.4%
-------------------------------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power Agency, Power Systems Rev., "B", 5.55%, 2014    $  2,150,000         $   2,272,419
North Carolina Municipal Power Agency (Catawba Electric Rev.), "B", 6.5%, 2020            2,000,000             2,180,798
Seattle, WA, Municipal Light & Power Rev., 5.625%, 2017                                   3,000,000             3,204,928
Southern California Public Power Authority (Transmission
Project Rev.), RIBS, 7.559%, 2012 (v)                                                       100,000               100,188
                                                                                                            -------------
                                                                                                            $   7,758,333
-------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 2.0%
-------------------------------------------------------------------------------------------------------------------------
Magnolia, TX, Water & Sewer System Rev., 5.15%, 2031                                   $    205,000         $     211,224
Mississippi Development Bank Special Obligations, Grenada, MS,
Water & Sewer Systems Project, "N", FSA, 5%, 2030                                           710,000               752,570
New York, NY, Municipal Water & Sewer Finance Authority Rev., 5.5%, 2010 (c)              5,000,000             5,384,398
                                                                                                            -------------
                                                                                                            $   6,348,192
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $423,449,487)                                                       $ 455,572,068
-------------------------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.0%
-------------------------------------------------------------------------------------------------------------------------
New Castle, PA, Area Hospital Authority (Jameson Memorial
Hospital), 3.59%, due 11/01/06, at Identified Cost                                     $    125,000         $     125,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $423,574,487) (k)                                                       $ 455,697,068
-------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.3%                                                                           7,483,807
-------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES (ISSUED BY THE TRUST) - (43.3)%                                                            $(140,082,176)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES - 100.0%                                                             $ 323,098,699
-------------------------------------------------------------------------------------------------------------------------

SWAP AGREEMENTS AT 10/31/06
INTEREST RATE SWAPS

                                                                                                        UNREALIZED
                           NOTIONAL                             CASH FLOWS          CASH FLOWS         APPRECIATION
EXPIRATION                  AMOUNT           COUNTERPARTY       TO RECEIVE            TO PAY          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
8/29/19                 USD 35,000,000       Merill Lynch        7-day BMA      4.012% (fixed rate)    $  (806,126)
2/15/17                 USD 25,000,000       Merill Lynch        7-day BMA     4.1842% (fixed rate)     (1,028,520)
                                                                                                       -----------
                                                                                                       $(1,834,646)
                                                                                                       -----------

At October 31, 2006, the trust had sufficient cash and/or securities to cover any commitments under these derivative contracts.

(c) Refunded bond.
(k) As of October 31, 2006, the trust held securities fair valued in accordance with the policies adopted by the
    Board of Trustees, aggregating $455,572,068 and 99.97% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,166,236 representing 3.8% of net assets applicable to common shares.
(v) Inverse floating rate security.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The trust holds the following restricted securities:

                                                                                                      TOTAL % OF
                                                                                     CURRENT          NET ASSETS
                                                   ACQUISITION     ACQUISITION        MARKET        APPLICABLE TO
RESTRICTED SECURITIES                                  DATE            COST           VALUE         COMMON SHARES
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport
Rev., RITES, XLCA, 7.024%, 2022                      8/21/03       $1,599,510      $1,812,150
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC, 9.016%, 2016             3/11/99        1,403,610       1,620,086
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC, 9.016%, 2017             3/11/99        1,123,542       1,319,115
Niagara Falls, NY, Bridge Commission, Toll
Rev., RITES, FGIC, 6.07%, 2015                       5/21/99        1,609,680       1,756,800
----------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                        $6,508,151             2.0%

The following abbreviations are used in this report and are defined:

BMA         Bond Market Assn.
COP         Certificate of Participation
ETM         Escrowed to Maturity

Insurers                                                 Inverse Floaters
----------------------------------------------------------------------------------------------------------------------

AMBAC       AMBAC Indemnity Corp.                     INFLOS       Inverse Floating Security
FGIC        Financial Guaranty Insurance Co.          RIBS         Residual Interest Bonds
FHA         Federal Housing Administration            RITES        Residual Interest Tax-Exempt Security
FNMA        Federal National Mortgage Assn.
FSA         Financial Security Assurance, Inc.
GNMA        Government National Mortgage Assn.
MBIA        MBIA Insurance Corp.
PSF         Permanent School Fund
XLCA        XL Capital Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/06

This statement represents your trust's balance sheet, which details the assets and liabilities comprising the total value of the trust.
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $423,574,487)               $455,697,068
Cash                                                                      51,730
Receivable for investments sold                                        1,901,826
Interest receivable                                                    8,394,108
Other assets                                                               5,978
------------------------------------------------------------------------------------------------------
Total assets                                                                              $466,050,710
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Distributions payable on common shares                                  $150,879
Payable for investments purchased                                        508,199
Unrealized depreciation on interest rate swap agreements               1,834,646
Payable to affiliates
  Management fee                                                          29,118
  Transfer agent and dividend disbursing costs                            17,213
  Administrative services fee                                                492
Payable for independent trustees" compensation                           123,225
Accrued expenses and other liabilities                                   206,063
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $2,869,835
------------------------------------------------------------------------------------------------------
PREFERRED SHARES
------------------------------------------------------------------------------------------------------
Series T and Series TH auction preferred shares (5,600 shares issued and oustanding at $25,000 per share) at liquidation
value plus cumulative unpaid dividends                                                    $140,082,176
------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                    $323,098,699
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital - common shares                                     $314,229,557
Unrealized appreciation (depreciation) on investments                 30,287,935
Accumulated net realized gain (loss) on investments                  (26,106,995)
Undistributed net investment income                                    4,688,202
------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                    $323,098,699
------------------------------------------------------------------------------------------------------
Preferred shares, at value (5,600 shares issued and outstanding
at $25,000 per share)                                                                      140,000,000
------------------------------------------------------------------------------------------------------
Net assets including preferred shares                                                     $463,098,699
------------------------------------------------------------------------------------------------------
Common shares of beneficial interest outstanding (40,136,204
shares issued less 55,500 treasury shares)                                                  40,080,704
Net asset value per common share (net assets of $323,098,699/
40,080,704 common shares of beneficial interest outstanding)                                     $8.06
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/06

This statement describes how much your trust earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by trust operations.
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest income                                                                            $27,782,804
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                       $3,573,666
  Transfer agent and dividend disbursing costs                             90,420
  Administrative services fee                                              74,961
  Independent trustees" compensation                                       48,146
  Stock exchange fee                                                       35,724
  Preferred shares remarketing agent fee                                  350,344
  Custodian fee                                                           117,825
  Shareholder communications                                              112,106
  Auditing fees                                                            80,467
  Legal fees                                                               10,827
  Miscellaneous                                                           108,871
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $4,603,357
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (38,044)
  Reduction of expenses by investment adviser                              (1,765)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $4,563,548
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $23,219,256
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                $661,713
  Swap transactions                                                     1,952,631
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     $2,614,344
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                          $8,102,510
  Swap transactions                                                    (4,109,963)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                   $3,992,547
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                      $6,606,891
------------------------------------------------------------------------------------------------------
Distributions declared from preferred shares                                               $(4,638,004)
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $25,188,143
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 10/31
                                                                  ------------------------------------
                                                                         2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                             $23,219,256              $23,600,281
Net realized gain (loss) on investments                             2,614,344               (9,378,554)
Net unrealized gain (loss) on investments                           3,992,547               12,923,488
Distributions declared from preferred shares                       (4,638,004)              (3,025,056)
------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $25,188,143              $24,120,159
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
From net investment income                                       $(19,714,328)            $(21,742,129)
------------------------------------------------------------------------------------------------------
Net asset value of shares issued to common shareholders in
reinvestment of distributions                                      $1,428,897                 $993,010
------------------------------------------------------------------------------------------------------
Total change in net assets                                         $6,902,712               $3,371,040
------------------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------
At beginning of period                                            316,195,987              312,824,947
At end of period (including undistributed net investment
income of $4,688,202 and $5,919,972, respectively)               $323,098,699             $316,195,987
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the trust's financial performance for the past 5 years.
Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in this report.

                                                                             YEARS ENDED 10/31
                                                 ----------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002
Net asset value, beginning of period                $7.92            $7.86            $7.69            $7.61            $7.93
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.58            $0.59            $0.60            $0.61            $0.64
  Net realized and unrealized gain (loss)
  on investments                                     0.17             0.10             0.16             0.04            (0.38)
  Distributions declared to shareholders on
  preferred shares                                  (0.12)           (0.08)           (0.04)           (0.04)           (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.63            $0.61            $0.72            $0.61            $0.21
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income,
  common shares                                    $(0.49)          $(0.55)          $(0.55)          $(0.53)          $(0.53)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.06            $7.92            $7.86            $7.69            $7.61
-----------------------------------------------------------------------------------------------------------------------------
Common share market value, end of period            $8.20            $8.27            $7.83            $7.49            $7.15
-----------------------------------------------------------------------------------------------------------------------------
Total return at market value (%) (p)(r)(s)           5.41            13.18            12.22            12.51            (2.23)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS
APPLICABLE TO COMMON SHARES)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)(p)            1.45             1.44             1.46             1.51             1.56
Expenses after expense reductions (f)(p)             1.45             1.44             1.46              N/A              N/A
Net investment income (p)                            7.30             7.45             7.70             7.98             8.26
Portfolio turnover                                     17               14                9               11               16
Net assets at end of period (000 Omitted)        $323,099         $316,196         $312,825         $305,383         $302,010
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 10/31
                                                 ----------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002
SUPPLEMENTAL RATIOS (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
including preferred shares (f)(p)                    1.00             0.99             1.00             1.03             1.07
Preferred shares dividends                           1.46             0.95             0.49             0.48             0.68
Net investment income available to
common shares                                        5.84             6.49             7.22             7.50             7.58
-----------------------------------------------------------------------------------------------------------------------------

SENIOR SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
Total preferred shares outstanding                  5,600            5,600            5,600            5,600            5,600
Asset coverage per preferred share (k)            $82,696          $81,464          $80,862          $79,533          $79,090
Involuntary liquidation preference per
preferred share                                   $25,000          $25,000          $25,000          $25,000          $25,000
Approximate market value per
preferred share                                   $25,000          $25,000          $25,000          $25,000          $25,000
-----------------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) Calculated by subtracting the trust's total liabilities (not including preferred shares) from the trust's total assets and dividing this number by the number of preferred shares outstanding.
(p) Ratio excludes dividend payment on auction preferred shares.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Municipal Income Trust (the trust) is a trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the trust may be required to issue Forms 1099-DIV.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Swaps are generally valued at a broker-dealer bid quotation. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the trust's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the trust's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the trust's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the trust's net asset value may differ from quoted or published prices for the same investments. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the trust's financial statements.

DERIVATIVE RISK - The trust may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the trust uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include swap agreements.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the trust's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the trust with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

INTEREST RATE SWAP AGREEMENTS - Interest rate swap agreements involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The trust may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange fluctuations.

INDEMNIFICATIONS - Under the trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the trust. Additionally, in the normal course of business, the trust enters into agreements with service providers that may contain indemnification clauses. The trust's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the trust that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. The trust may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the trust.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the year ended October 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTION - The trust intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders is as follows:

                                                    10/31/06           10/31/05

Ordinary income (including any short-term
capital gains)                                     $181,879            $60,086

Tax-exempt income                                 24,170,453         24,707,099
-------------------------------------------------------------------------------
Total distributions                              $24,352,332        $24,767,185

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/06

          Cost of investments                              $422,570,064
          -------------------------------------------------------------
          Gross appreciation                                $34,048,123
          Gross depreciation                                   (921,119)
          -------------------------------------------------------------
          Net unrealized appreciation (depreciation)        $33,127,004
          Undistributed ordinary income                         113,468
          Undistributed tax-exempt income                     4,844,106
          Capital loss carryforwards                        (27,111,418)
          Other temporary differences                        (2,104,018)

As of October 31, 2006, the trust had available capital loss carryforwards to offset future realized gains. Such losses expire as follows:

                10/31/09                         $(1,744,548)
                10/31/10                          (2,883,947)
                10/31/11                         (10,944,821)
                10/31/12                          (1,858,513)
                10/31/13                          (9,679,589)
                ---------------------------------------------
                                                $(27,111,418)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the trust, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the trust's financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the trust. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average weekly net assets (including the value of the auction preferred shares) and 6.32% of gross income. Gross income is calculated based on tax rules that generally include the amortization of premium and exclude the accretion of market discount, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.78% of the trust's average daily net assets, including preferred shares.

TRANSFER AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the trust for its services as registrar and dividend-disbursing agent. Pursuant to a written agreement, the trust pays MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. For the year ended October 31, 2006, these fees amounted to $53,691. MFSC also receives payment from the trust for out-of-pocket expenses paid by MFSC on behalf of the trust. For the year ended October 31, 2006, these costs amounted to $24,606.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the trust. Under an administrative services agreement, the trust partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the trust's annual fixed amount was $10,000. Effective April 1, 2006, the trust's annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.0164% of the trust's average daily net assets including preferred shares.

TRUSTEES' AND OFFICERS' COMPENSATION - The trust pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The trust does not pay compensation directly to trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and trustees of the trust are officers or directors of MFS and MFSC. The trust has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $6,760. This amount is included in independent trustees" compensation for the year ended October 31, 2006. The deferred liability for retirement benefits payable to certain retired independent trustees amounted to $118,514 at October 31, 2006, and is included in payable for independent trustees" compensation.

OTHER - This trust and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2006, the fee paid to Tarantino LLC was $1,988. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,765, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $148,487,893 and $75,473,672, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2006, the trust did not repurchase any shares. Transactions in trust shares were as follows:

                                           YEAR ENDED         YEAR ENDED
                                            10/31/06           10/31/05
                                       SHARES     AMOUNT     SHARES     AMOUNT
Shares issued to shareholders in
reinvestment of distributions         179,319   $1,428,897   124,307   $993,010

(6) LINE OF CREDIT

The trust and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the trust and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2006, the trust's commitment fee and interest expense were $1,741 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) AUCTION PREFERRED SHARES

The trust issued 2,800 shares of Auction Preferred Shares ("APS"), series T and 2,800 of Auction Preferred Shares, series TH. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2006, the dividend rates ranged from 2.50% to 4.01%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to their asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

(8) CONCENTRATION OF CREDIT RISK

At October 31, 2006, 15.3% of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 6.2% of total investments.

(9) LOSS CONTINGENCY

The issuers of certain bonds held in the fund's portfolio have made public that the Internal Revenue Service (IRS), in connection with an audit of their bonds, has made either a Preliminary Adverse Determination or a Proposed Adverse Determination that interest paid on the bonds is not excludable from gross income for federal tax purposes. While the final resolution is uncertain at this time, the bond issuers may enter into closing agreements with the IRS in satisfaction of all taxes owed. However, if a bond issuer does not settle with the IRS and the IRS issues a final determination of taxability, the fund may be required to amend Form 1099-DIVs issued to shareholders or may enter into a closing agreement with the IRS and pay an agreed upon amount in lieu of reissuing 1099s. Depending on the final disposition of the various audits, an estimate of the cumulative tax liability, including interest, could range from $0 to $487,100, or a maximum share impact of $.012 per share.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To The Trustees and the Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the "Trust") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2006

RESULTS OF SHAREHOLDER MEETING
10/31/06  (unaudited)

At an annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 6, 2006, the following actions were taken:

ITEM 1. To elect the following individuals as Trustees:

                                         NUMBER OF COMMON SHARES
                                         -----------------------
NOMINEE                            AFFIRMATIVE          WITHHOLD AUTHORITY
-------                            -----------          ------------------

Robert E. Butler                  35,328,065.34             635,357.49
David H. Gunning                  35,309,600.21             653,822.62
Robert C. Pozen                   35,271,199.73             692,223.10
J. Dale Sherratt                  35,281,671.29             681,751.54

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                 PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD         TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND                SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------         ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee                  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                               Company, Chief Executive Officer,
                                                                              President, Chief Investment
                                                                              Officer and Director

Robert C. Pozen(k)               Trustee                  February 2004       Massachusetts Financial Services
(born 8/08/46)                                                                Company, Chairman (since February
                                                                              2004); Secretary of Economic
                                                                              Affairs, The Commonwealth of
                                                                              Massachusetts (January 2002 to
                                                                              December 2002); Fidelity
                                                                              Investments, Vice Chairman (June
                                                                              2000 to December 2001); Fidelity
                                                                              Management & Research Company
                                                                              (investment adviser), President
                                                                              (March 1997 to July 2001); Bell
                                                                              Canada Enterprises
                                                                              (telecommunications), Director;
                                                                              Medtronic, Inc. (medical
                                                                              technology), Director; Telesat
                                                                              (satellite communications),
                                                                              Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair        February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                                  Enterprises (diversified services
                                                                              company), Chairman, Trustee and
                                                                              Chief Executive Officer (until
                                                                              November 2000)

Robert E. Butler(n)              Trustee                  January 2006        Consultant - regulatory and
(born 11/29/41)                                                               compliance matters (since July
                                                                              2002); PricewaterhouseCoopers LLP
                                                                              (professional services firm),
                                                                              Partner (November 2000 until June
                                                                              2002)

Lawrence H. Cohn, M.D.           Trustee                  August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                                Senior Cardiac Surgeon, Chief of
                                                                              Cardiac Surgery (until 2005);
                                                                              Harvard Medical School, Professor
                                                                              of Surgery; Brigham and Women's
                                                                              Hospital Physicians" Organization,
                                                                              Chair (2000 to 2004)

David H. Gunning                 Trustee                  January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                                products and service provider),
                                                                              Vice Chairman/Director (since
                                                                              April 2001); Encinitos Ventures
                                                                              (private investment company),
                                                                              Principal (1997 to April 2001);
                                                                              Lincoln Electric Holdings, Inc.
                                                                              (welding equipment manufacturer),
                                                                              Director

William R. Gutow                 Trustee                  December 1993       Private investor and real estate
(born 9/27/41)                                                                consultant; Capitol Entertainment
                                                                              Management Company (video
                                                                              franchise), Vice Chairman

Michael Hegarty                  Trustee                  December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                               services and insurance), Vice
                                                                              Chairman and Chief Operating
                                                                              Officer (until May 2001); The
                                                                              Equitable Life Assurance Society
                                                                              (insurance), President and Chief
                                                                              Operating Officer (until May 2001)

Lawrence T. Perera               Trustee                  July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                                Partner

J. Dale Sherratt                 Trustee                  August 1993         Insight Resources, Inc.
(born 9/23/38)                                                                (acquisition planning
                                                                              specialists), President; Wellfleet
                                                                              Investments (investor in health
                                                                              care companies), Managing General
                                                                              Partner (since 1993); Cambridge
                                                                              Nutraceuticals (professional
                                                                              nutritional products), Chief
                                                                              Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee                  March 2005          Private investor; Prism Venture
(born 8/05/57)                                                                Partners (venture capital), Co-
                                                                              founder and General Partner (until
                                                                              June 2004); St. Paul Travelers
                                                                              Companies (commercial property
                                                                              liability insurance), Director

Robert W. Uek                    Trustee                  January 2006        Retired (since 1999);
(born 5/18/41)                                                                PricewaterhouseCoopers LLP
                                                                              (professional services firm),
                                                                              Partner (until 1999); Consultant
                                                                              to investment company industry
                                                                              (since 2000); TT International
                                                                              Funds (mutual fund complex),
                                                                              Trustee (2000 until 2005);
                                                                              Hillview Investment Trust II Funds
                                                                              (mutual fund complex), Trustee
                                                                              (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President                November 2005       Massachusetts Financial Services
(born 12/01/58)                                                               Company, Executive Vice President
                                                                              and Chief Regulatory Officer
                                                                              (since March 2004); Fidelity
                                                                              Management & Research Company,
                                                                              Vice President (prior to March
                                                                              2004); Fidelity Group of Funds,
                                                                              President and Treasurer (prior to
                                                                              March 2004)

Tracy Atkinson(k)                Treasurer                September 2005      Massachusetts Financial Services
(born 12/30/64)                                                               Company, Senior Vice President
                                                                              (since September 2004);
                                                                              PricewaterhouseCoopers LLP,
                                                                              Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary      July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since April 2003);
                                                                              Kirkpatrick & Lockhart LLP (law
                                                                              firm), Associate (prior to April
                                                                              2003)

Ethan D. Corey(k)                Assistant Secretary      July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                          Company, Special Counsel (since
                                                                              December 2004); Dechert LLP (law
                                                                              firm), Counsel (prior to December
                                                                              2004)

David L. DiLorenzo(k)            Assistant Treasurer      July 2005           Massachusetts Financial Services
(born 8/10/68)                                                                Company, Vice President (since
                                                                              June 2005); JP Morgan Investor
                                                                              Services, Vice President (prior to
                                                                              June 2005)

Timothy M. Fagan(k)              Assistant Secretary      September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since September 2005);
                                                                              John Hancock Advisers, LLC, Vice
                                                                              President and Chief Compliance
                                                                              Officer (September 2004 to August
                                                                              2005), Senior Attorney (prior to
                                                                              September 2004); John Hancock
                                                                              Group of Funds, Vice President and
                                                                              Chief Compliance Officer
                                                                              (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer      July 2005           Massachusetts Financial Services
(born 10/27/70)                                                               Company, Vice President (since May
                                                                              2005); JP Morgan Investment
                                                                              Management Company, Vice President
                                                                              (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary      June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                          Company, Assistant Vice President
                                                                              and Counsel (since May 2006); John
                                                                              Hancock Advisers, LLC, Assistant
                                                                              Vice President and Counsel (May
                                                                              2005 to April 2006); John Hancock
                                                                              Advisers, LLC, Attorney and
                                                                              Assistant Secretary (prior to May
                                                                              2005)

Ellen Moynihan(k)                Assistant Treasurer      April 1997          Massachusetts Financial Services
(born 11/13/57)                                                               Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary      May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                          Company, Senior Vice President and
                                                                              Associate General Counsel (since
                                                                              April 2005); John Hancock
                                                                              Advisers, LLC, Senior Vice
                                                                              President, Secretary and Chief
                                                                              Legal Officer (prior to April
                                                                              2005); John Hancock Group of
                                                                              Funds, Senior Vice President,
                                                                              Secretary and Chief Legal Officer
                                                                              (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary      July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since June 2004); Bingham
                                                                              McCutchen LLP (law firm),
                                                                              Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk      January 2006        Massachusetts Financial Services
(born 5/01/52)                                                                Company, Executive Vice President,
                                                                              General Counsel and Secretary
                                                                              (since January 2006); Wilmer
                                                                              Cutler Pickering Hale and Dorr LLP
                                                                              (law firm), Partner (prior to
                                                                              January 2006)

Frank L. Tarantino               Independent Chief        June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                           compliance services), Principal
                                                                              (since June 2004); CRA Business
                                                                              Strategies Group (consulting
                                                                              services), Executive Vice
                                                                              President (April 2003 to June
                                                                              2004); David L. Babson & Co.
                                                                              (investment adviser), Managing
                                                                              Director, Chief Administrative
                                                                              Officer and Director (prior to
                                                                              March 2003)

James O. Yost(k)                 Assistant Treasurer      September 1990      Massachusetts Financial Services
(born 6/12/60)                                                                Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

The Statement of Additional Information for the Trust and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On October 9, 2006, Maria F. Dwyer, as Chief Executive Officer of the Trust, certified to the New York Stock
Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Trust's Form N-CSR for the period covered by this report.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                           CUSTODIAN
Massachusetts Financial Services Company                     State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                   225 Franklin Street, Boston, MA 02110

PORTFOLIO MANAGERS                                           INDEPENDENT REGISTERED PUBLIC
Gary A. Lasman                                               ACCOUNTING FIRM
Geoffrey L. Schechter                                        Deloitte & Touche LLP
                                                             200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds" Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2005 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance (based on net asset value) of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS" financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund ranked 1st out of a total of 6 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund's common shares ranked 3rd out of a total of 8 funds for the one-year period and 2nd out of a total of 6 funds for the five-year period ended December 31, 2005. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund's performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for the one-year period ended December 31, 2005 and out-performed its custom benchmark for each of the three- and five-year periods ended December 31, 2005. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's common shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund's portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by visiting the Closed-End section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The trust's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The trust will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.25% is designated as exempt interest dividends for federal income tax purposes. If the trust has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder's alternative minimum tax.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call       1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:  Computershare Trust Company, N.A.
           P.O. Box 43078
           Providence, RI 02940-3078

Effective December 18, 2006, Computershare Trust Company, N.A. became the Transfer Agent and Registrar and Computershare Shareholder Services, Inc. became the Dividend Disbursing Agent, succeeding MFS Service Center, Inc.

NUMBER OF SHAREHOLDERS

As of October 31, 2006, our records indicate that there are 2,955 registered shareholders and approximately 13,228 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        Computershare Trust Company, N.A.
        P.O. Box 43078
        Providence, RI 02940-3078
        1-800-637-2304

M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2006 and 2005, audit fees billed to the Fund by Deloitte were as follows:

                                                             Audit Fees
           FEES BILLED BY DELOITTE:                      2006           2005
                                                         ----           ----

                MFS Municipal Income Trust             42,117         40,017


For the fiscal years ended October 31, 2006 and 2005, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
FEES BILLED BY DELOITTE:               2006           2005           2006          2005           2006           2005
                                       ----           ----           ----          ----           ----           ----
     To MFS Municipal                  38,000         38,900         7,050         10,850              0             0
     Income Trust

     To MFS and MFS Related         1,047,925        959,191             0         62,000        276,806       830,675
     Entities of MFS
     Municipal Income
     Trust*

AGGREGATE FEES FOR NON-AUDIT
SERVICES:
                                       2006           2005
                                       ----           ----

     To MFS Municipal Income        1,497,966      1,949,512
     Trust, MFS and MFS Related
     Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

      A. VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.       MFS' Policy on Specific Issues

         ELECTION OF DIRECTORS

         MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

         MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

         MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

         MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

         MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
o Vest management of the process in the company's independent directors, other than the nominee in question; and
o Outline the range of remedies that the independent directors may consider concerning the nominee.

         CLASSIFIED BOARDS

         MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         NON-SALARY COMPENSATION PROGRAMS

         Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

         EXPENSING OF STOCK OPTIONS

         While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

         EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

         EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         ISSUANCE OF STOCK

         There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

         REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

         WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

         INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

         BEST PRACTICES STANDARDS

         Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

         FOREIGN ISSUERS

         MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

      B. ADMINISTRATIVE PROCEDURES

1.       MFS PROXY REVIEW GROUP

       The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

         a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

         c. Considers special proxy issues as they may arise from time to time.

2.     POTENTIAL CONFLICTS OF INTEREST

       The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

       In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

         c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

         The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.       GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.       ANALYZING PROXIES

         Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.       VOTING PROXIES

        In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

         MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

         MFS FUNDS

         MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GENERAL. Information regarding the portfolio manager(s) of the MFS Municipal Income Trust (the "Fund") is set forth below.

     PORTFOLIO MANAGER             PRIMARY ROLE                   SINCE            TITLE AND FIVE YEAR HISTORY
     -----------------             ------------                   -----            ---------------------------
Gary A. Lasman               Portfolio Manager                 April 2006          Vice President of MFS;
                                                                                   employed in the
                                                                                   investment management
                                                                                   area of MFS since 2002;
                                                                                   Senior Municipal Analyst
                                                                                   for Liberty Funds Group
                                                                                   prior to 2002.

Geoffrey L. Schecter         Portfolio Manager                    2004             Senior Vice President of
                                                                                   MFS; employed in the
                                                                                   investment management
                                                                                   area of MFS since 1993.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

        >> The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

        >> The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended October 31, 2006. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------              -----------------------------------------
Gary A. Lasman                                            N
Geoffrey L. Schecter                                      N

OTHER ACCOUNTS. In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2006 were as follows:

                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                         -------------------------     -------------------------    ------------------------
                         NUMBER OF                     NUMBER OF                    NUMBER OF
         NAME            ACCOUNTS*    TOTAL ASSETS*    ACCOUNTS     TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
Gary A. Lasman               2        $2.0 billion         0            N/A             0           N/A
Geoffrey L. Schecter        10        $6.1 billion         1       $218.5 million       0           N/A

-----------------
* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

=============================================================================================================
                                         MFS MUNICIPAL INCOME TRUST
-------------------------------------------------------------------------------------------------------------
                                                                                        (D) MAXIMUM NUMBER
                                                                  (C) TOTAL NUMBER OF     (OR APPROXIMATE
                                                                  SHARES PURCHASED AS     DOLLAR VALUE) OF
                                                 (B) AVERAGE       PART OF PUBLICLY      SHARES THAT MAY YET
                            (A) TOTAL NUMBER OF     PRICE PAID    ANNOUNCED PLANS OR    BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED      PER SHARE          PROGRAMS        THE PLANS OR PROGRAMS
=============================================================================================================
    11/1/05-11/30/05                 0                 n/a                0                  3,979,505
-------------------------------------------------------------------------------------------------------------
    12/1/05-12/31/05                 0                 n/a                0                  3,979,505
-------------------------------------------------------------------------------------------------------------
     1/1/06-1/31/06                  0                 n/a                0                  3,979,505
-------------------------------------------------------------------------------------------------------------
     2/1/06-2/28/06                  0                 n/a                0                  3,979,505
-------------------------------------------------------------------------------------------------------------
     3/1/06-3/31/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     4/1/06-4/30/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     5/1/06-5/31/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     6/1/06-6/30/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     7/1/06-7/31/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     8/1/06-8/31/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
     9/1/06-9/30/06                  0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
    10/1/06-10/31/06                 0                 n/a                0                  3,994,370
-------------------------------------------------------------------------------------------------------------
          TOTAL                      0                 N/A                0
=============================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2006 plan year is 3,994,370.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.
    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.
    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MUNICIPAL INCOME TRUST
           --------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 22, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 22, 2006
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 22, 2006
      -----------------


* Print name and title of each signing officer under his or her signature.